Description of Business, Basis of Presentation, and Recent Developments	9 Months Ended
Sep. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business, Basis of Presentation, and Recent Developments
Note 1. Description of Business, Basis of Presentation, and Recent Developments

Description of Business

Venator became an independent publicly traded company following our IPO and separation from Huntsman Corporation in August 2017. Venator operates in two segments: Titanium Dioxide and Performance Additives. The Titanium Dioxide segment primarily manufactures and sells TiO2, and operates seven TiO2 manufacturing facilities across the globe. The Performance Additives segment manufactures and sells functional additives, color pigments, and timber treatment chemicals. This segment operates 13 manufacturing and processing facilities globally.

Basis of Presentation

Our unaudited condensed consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP" or "U.S. GAAP") and in management’s opinion reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of results of operations, comprehensive loss, financial condition and cash flows for the periods presented. Results for interim periods are not necessarily indicative of those to be expected for the full year. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes to consolidated financial statements included in the Annual Report on Form 20-F for the year ended December 31, 2021 for our Company.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In the notes to the unaudited condensed consolidated financial statements, all dollar and share amounts in tabulations, except per share amounts, are in millions unless otherwise indicated.

Sale of our Iron Oxide Business

On November 14, 2022, we entered into a definitive agreement with Cathay Industries to divest the iron oxide business from within the Color Pigments business (the “disposal group”) for an approximate enterprise value of $140 million, consisting of a purchase price of $140 million, less closing indebtedness of $20 million plus primary working capital and closing cash adjustments as of the closing date (approximately $6 million based upon the latest carve out financial statements, dated June 30, 2022), to be paid in cash on March 31, 2023, which is the anticipated closing date.

Based on the purchase price of the disposal group and the proceeds from the sale-leaseback transaction, we estimate that we will recognize a pre-tax loss in the amount of $35 million to $45 million in the fourth quarter of 2022 relating to the disposal group, subject to finalization of purchase price adjustments, and we anticipate the sale will result in a decrease in cash taxes for the Company.

As of September 30, 2022, these assets were classified as held and used in accordance with ASC 360 because of the perceived uncertainty involved in reaching an agreement and completing a sale as of that date. We evaluated the Color Pigments Business for impairment and concluded the carrying value of the Color Pigments business was recoverable as of September 30, 2022.

Sale-Leaseback of our Los Angeles Color Pigments Facility
We received proceeds of $42 million, net of $9 million of taxes and other expenses, during the fourth quarter of 2022 as a result of the $51 million sale-leaseback transaction for our color pigments facility located in Los Angeles, California.